Exhibit 10.2

FIRST AMENDMENT

Dated as of August 7, 2015

to the

FIRST SUPPLEMENTAL INDENTURE

Dated as of October 8, 2014

to the

INDENTURE

Dated as of October 8, 2014

Among

ARES FINANCE CO. LLC,

THE GUARANTORS PARTY HERETO

and

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

4.000% Senior Notes due 2024

This First Amendment, dated as of August 7, 2015 (this “First Amendment”) among Ares Finance Co. LLC, a limited liability company duly organized and existing under the laws of the State of Delaware(the “Company”), the guarantors party hereto and U.S. Bank National Association, as trustee (the “Trustee”), and solely for the purposes of Article II of this First Amendment, Ares Management, L.P. (the “Partnership”), amends the First Supplemental Indenture, dated as of October 8, 2014, among the Company, the guarantors named therein and the Trustee (the “First Supplemental Indenture”), to the Indenture, dated as of October 8, 2014, among the Company, the guarantors named therein and the Trustee (the “Base Indenture” and, together with the First Supplemental Indenture and this First Amendment, the “Indenture”).

RECITALS OF THE COMPANY

The Company and the Guarantors have previously executed and delivered to the Trustee the Base Indenture and the First Supplemental Indenture, providing for the issuance by the Company of a series of debt securities designated as the “4.000% Senior Notes due 2024” (the “Notes”);

The guarantees of each of the Partnership, Ares Holdings Inc., Ares Domestic Holdings Inc. and Ares Real Estate Holdings LLC under the Sixth Amended and Restated Credit Agreement, as amended, among Ares Holdings L.P., Ares Investments L.P., Ares Domestic Holdings L.P. and Ares Real Estate Holdings L.P., the guarantors from time to time party thereto, the lenders party thereto and JPMorgan Chase Bank, N.A., as agent, have been released in accordance with the terms thereof effective as of August 5, 2015;

As a result of the foregoing, pursuant to Section 1410(2) of the Base Indenture, the guarantees of the Notes by each such guarantor have terminated and such guarantors have been automatically and unconditionally released and discharged from all obligations under the Indenture;

Section 901(1) of the Base Indenture provides that the Company, the Guarantors and the Trustee may enter into indentures supplemental to the Base Indenture to, among other things, add to the covenants for the benefit of Holders of the Notes or to surrender any right or power conferred upon the Company or any Guarantor;

The Company desires to amend Section 6.3 of the First Supplemental Indenture as set forth herein pursuant to the provisions of Section 901(1) of the Base Indenture set forth above;

Section 901(4) of the Base Indenture provides that the Company, the Guarantors and the Trustee may enter into indentures supplemental to the Base Indenture to add new Guarantors;

Pursuant to Sections 901(4), 1402 and 1413 of the Base Indenture, the Company and the Guarantors desire to cause each of Ares Offshore Holdings L.P. and Ares Finance Co. II LLC, each a New Ares Group Entity, to become a Guarantor of the Notes as set forth herein;

Section 901(13) of the Base Indenture provides that the Company, the Guarantors and the Trustee may enter into indentures supplemental to the Base Indenture to cure any ambiguity, or correct any provision of the Indenture that may be defective or inconsistent with any other provision of the Indenture provided that such amendment does not adversely affect the rights of Holders of the Notes in any material respect;

The Company desires to amend Section 1413 of the Base Indenture as set forth herein pursuant to the provisions of Section 901(13) of the Base Indenture set forth above;

Section 901(15) of the Base Indenture provides that the Company, the Guarantors and the Trustee may enter into indentures supplemental to the Base Indenture to conform the text of the Indenture to any provision of the “Description of the Notes” of the offering memorandum relating to the Notes; and

The Company desires to amend Section 101 of the Base Indenture as set forth herein pursuant to the provisions of Section 901(15) of the Base Indenture set forth above.

All capitalized terms used herein and not otherwise defined below shall have the meanings assigned to such terms in the Indenture.

The Company and each Guarantor has duly authorized the execution and delivery of this First Amendment.

ARTICLE I

Definitions

Section 1.01  Definitions.  The definition of “New Ares Group Entity” under Section 101 of the Base Indenture is hereby deleted and replaced in its entirety with the following:

“

“New Ares Group Entity” means any Subsidiary of the Partnership (other than a then-existing Guarantor) that is a borrower, or guarantees any indebtedness, liabilities or other obligations, under the Credit Facility.

”

ARTICLE II

Particular Covenants

Section 2.01  Financial Reports.  Paragraph (1) under Section 6.3 of the First Supplemental Indenture is hereby deleted and replaced in its entirety with the following:

“

(1) For so long as the Partnership is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, the Company shall provide (or cause its Affiliates to provide) to the Trustee, unless available on the Commission’s Electronic Data Gathering, Analysis and Retrieval System (or successor system), within 15 days after the Partnership files the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Partnership may file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act. In connection with any annual report or quarterly report of the Partnership, the Company will provide (or cause its Affiliates to provide) to the Trustee, unless available on the Commission’s Electronic Data Gathering, Analysis and Retrieval System (or successor system), an unaudited reconciliation indicating any material differences between the financial information of the Partnership and the financial information of the Company and the Guarantors on a combined and consolidated basis, taken as a whole, provided that, the requirement to deliver such unaudited reconciliation shall not be applicable at any time the Partnership guarantees the Notes. The Trustee may conclusively presume, and shall incur no liability in such presumption, that the Partnership has not filed any such reports, information, documents, reconciliations and other reports with the Commission that are not available on the Commission’s Electronic Data Gathering, Analysis and Retrieval System (or successor system) unless and until it shall have received written notice from the Company to the contrary.

”

ARTICLE III

Guarantee of Notes

Section 3.01  Additional Guarantors.  In accordance with Section 1402 of the Base Indenture, each of Ares Offshore Holdings L.P. and Ares Finance Co. II LLC (collectively, the “Additional Guarantors”), by its signature below, becomes a “Guarantor” under the Indenture and provides a Guarantee with respect to the Notes and each Additional Guarantor agrees to all of the terms and provisions of the Indenture applicable to it as a “Guarantor” thereunder, including, without limitation, the provisions of Article XIV under the Indenture. Each reference to “Guarantor” in the Indenture shall be deemed to include each Additional Guarantor.

Section 3.02  Execution and Delivery.  The first paragraph under Section 1413 of the Base Indenture is hereby deleted and replaced in its entirety with the following:

“

To evidence its Guarantee set forth in this Article XIV, each Guarantor hereby agrees that this Indenture shall be executed on behalf of such Guarantor by an Officer of such Guarantor, and in the case of any New Ares Group Entity that becomes a Guarantor in accordance with this Indenture, such New Ares Group Entity’s Guarantee shall be evidenced by the execution and delivery on behalf of such New Ares Group Entity of a supplemental indenture hereto by an Officer of such New Ares Group Entity.

”

ARTICLE IV

Miscellaneous

Section 4.01  Recitals.  The Trustee assumes no responsibility for the correctness or accuracy of the recitals contained herein, which shall be taken as the statements of each of the Company and the Guarantors and the Trustee shall not be responsible or accountable in any way whatsoever for or with respect to the validity, execution or sufficiency of this First Amendment and makes no representation with respect thereto. In entering into this First Amendment, the Trustee shall be entitled to the benefit of every provision of the Indenture relating to the conduct of or affecting the liability of or affording protection to the Trustee.

* * *

This First Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. The exchange of copies of this First Amendment and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this First Amendment as to the parties hereto and may be used in lieu of the original First Amendment and signature pages for all purposes.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.

ARES FINANCE CO. LLC, as Issuer,
By: Ares Holdings L.P., its sole member

By: Ares Holdings Inc., its general partner

By:	/s/ Michael D. Weiner
Name: Michael D. Weiner
Title: Authorized Signatory

ARES HOLDINGS L.P., as Guarantor,
By: Ares Holdings Inc., its general partner

By:	/s/ Michael D. Weiner
Name: Michael D. Weiner
Title: Authorized Signatory

ARES DOMESTIC HOLDINGS L.P., as Guarantor,
By: Ares Domestic Holdings Inc., its general partner

By:	/s/ Michael D. Weiner
Name: Michael D. Weiner
Title: Authorized Signatory

ARES OFFSHORE HOLDINGS L.P., as Guarantor,
By: Ares Offshore Holdings, Ltd., its general partner

By:	/s/ Michael D. Weiner
Name: Michael D. Weiner
Title: Authorized Signatory

ARES INVESTMENTS L.P., as Guarantor,
By: Ares Management, L.P., its general partner
By: Ares Management GP LLC, its general partner

By:	/s/ Michael D. Weiner
Name: Michael D. Weiner
Title: Authorized Signatory

ARES REAL ESTATE HOLDINGS L.P., as Guarantor,
By: Ares Real Estate Holdings LLC, its general partner

By:	/s/ Michael D. Weiner
Name: Michael D. Weiner
Title: Authorized Signatory

ARES MANAGEMENT LLC, as Guarantor,

By:	/s/ Michael D. Weiner
Name: Michael D. Weiner
Title: Authorized Signatory

ARES INVESTMENTS HOLDINGS LLC, as Guarantor,

By:	/s/ Michael D. Weiner
Name: Michael D. Weiner
Title: Authorized Signatory

ARES FINANCE CO. II LLC, as Guarantor,
By: Ares Holdings L.P., its sole member
By Ares Holdings Inc., its general partner

By:	/s/ Michael D. Weiner
Name: Michael D. Weiner
Title: Authorized Signatory

Solely for the purposes of Article II of this First Amendment:

ARES MANAGEMENT, L.P.,
By: Ares Management GP LLC, its general partner

By:	/s/ Michael D. Weiner
Name: Michael D. Weiner
Title: Authorized Signatory

U.S. Bank National Association, as Trustee

By:	/s/ Carolina D. Altomare
Name: Carolina D. Altomare
Title: Vice President